UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 24, 2010
FURNITURE BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-00091 (Commission File Number)	43-0337683 (I.R.S. Employer Identification No.)

1 North Brentwood Blvd., St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)
(314) 863-1100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On February 26, 2010, Furniture Brands International, Inc. (the “Company”) entered into an Amended and Restated Stockholders Rights Agreement (the “Amended and Restated Rights Agreement”), which amends and restates the Company’s Stockholders Rights Agreement dated August 3, 2009 (the “Original Rights Agreement”).
The Amended and Restated Rights Agreement amends the Original Rights Agreement as follows:
(i)	extends the final expiration date of the rights to July 30, 2012;

(ii)	adds a provision that the Board of Directors will amend the Amended and Restated Rights Agreement to remove provisions intended to protect the Company’s net operating losses if Section 382 of the Internal Revenue Code is repealed or if the Board of Directors determines that the Company’s net operating losses can no longer be carried forward to offset future tax liability;

(iii)	increases from 15% to 20% the maximum beneficial ownership amount that certain “exempt persons” (persons permitted to acquire beneficial ownership of the Company’s outstanding shares of common stock above the 4.75% rights exercisability trigger), or persons that acquire shares of the Company’s common stock in “exempt transactions” (transactions pursuant to which persons may acquire beneficial ownership above the 4.75% rights exercisability trigger), may acquire of the Company’s outstanding common stock without triggering the exercisability rights;

(iv)	adds a provision that requires stockholder ratification of any amendment that extends the expiration date of the Amended and Restated Rights Agreement;

(v)	adds a qualified offer provision; and

(vi)	prohibits the Board of Directors from supplementing or amending the provisions of the Amended and Restated Rights Agreement that relate to a qualified offer without stockholder approval.
The qualified offer provision provides that between 90 and 120 days after the commencement of a Qualified Offer (as defined below), the holders of 10% or more of the Company’s common stock then outstanding (excluding common stock beneficially owned by the person making the Qualified Offer and such person’s affiliates and associates) may, by notice, require the Company to call a special meeting of the stockholders to vote on a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights (as defined in the Amended and Restated Rights Agreement) at the redemption price. The Rights will be automatically redeemed if the special meeting is not held within 90 days of receipt of such notice or if such meeting is held and the holders of a majority of the outstanding common stock (excluding common stock beneficially owned by the person making the Qualified Offer and such person’s affiliates and associates) vote in favor of the redemption of the Rights, in each case as long as at such time no person has become an Acquiring Person (as defined in the Amended and Restated Rights Agreement) and as long as the Qualified Offer continues to be a Qualified Offer prior to the last day of the period in which the special meeting of the stockholders must be held.
A Qualified Offer is an offer that among other things is determined by a majority of the independent directors of the Company to be a fully-financed offer for all outstanding shares of common stock at a per share offer price that exceeds the greater of (i) a reasonable premium above the highest reported market price of the Company’s common stock during the immediately preceding 24 months and (ii) a reasonable premium above the average of the closing price of the Company’s common stock for the 10 trading days immediately preceding the offer; and the offer must be at a per share offer price as to which a nationally recognized investment banking firm retained by the Board has not rendered an opinion to the Board that such price is either unfair or inadequate. In addition, a Qualified Offer is an offer that is only conditioned upon a minimum of at least two-thirds of the outstanding shares of common stock not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn, with a commitment to acquire all shares of common stock not tendered for the same consideration. If the Qualified Offer includes non-cash consideration, then among other things such consideration must consist solely of freely-tradeable common stock of a publicly traded U.S. company, and the Board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate. A Qualified Offer must also remain open for at least 120 business days following commencement.
The Company intends to seek stockholder ratification of the approval of the Amended and Restated Rights Agreement at its next annual meeting of stockholders.
The Company described the material terms of the Original Rights Agreement in Item 1 of its Registration Statement on Form 8-A, dated August 4, 2009, and incorporates that description herein by this reference, appropriately modified as set forth above. The foregoing is only a summary of certain terms and conditions of the Amended and Restated Rights Agreement and is qualified in its entirety by reference to the Amended and Restated Rights Agreement, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
The information set forth under Item 1.01 is incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e) On February 24, 2010, the Human Resources Committee (the “Committee”) of the Board of Directors of the Company approved the amendment and restatement of the Company’s Executive Severance Plan (the “Severance Plan”) effective July 1, 2010. The changes to the Severance Plan are as follows:
(i)	reduces cash severance from one and one-half (1.5) times base salary plus the average annual bonus paid over the three years prior to termination to one (1) times base salary plus the target bonus for the year of termination unless employment is terminated in connection with the sale of a business unit and in which case, the severance will remain at one and one-half (1.5) times base salary plus the target bonus for the year of termination;

(ii)	if employment is terminated in connection with the sale of a business unit, executives will be subject to a non-compete with the Company for a period of 18 months rather than the current 12 month non-compete period;

(iii)	adds the right to receive a pro-rated annual bonus payable when, and only if, it would otherwise be paid to the executive had the executive remained an employee throughout the period;

(iv)	eliminates the payment of pro-rated cash long-term incentive payments unless at least 18 months or more of the three year performance period has lapsed;

(v)	eliminates the tax gross-up on health and welfare benefits; and

(vi)	includes certain other non-material changes.
The above description is qualified in its entirety by reference to the Severance Plan, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

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ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description
4.1	Amended and Restated Stockholders Rights Agreement, dated as of February 26, 2010, between the Company and American Stock Transfer and Trust Company, LLC, as Rights Agent.

10.1	Executive Severance Plan, amended and restated effective July 1, 2010.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:March 1, 2010

Furniture Brands International, Inc. (Registrant)
By:	/s/ Steven G. Rolls
	Name:	Steven G. Rolls
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amended and Restated Stockholders Rights Agreement, dated as of February 26, 2010, between the Company and American Stock Transfer and Trust Company, LLC, as Rights Agent.

10.1	Executive Severance Plan, amended and restated effective July 1, 2010.